BUSINESS COMBINATIONS	12 Months Ended
Dec. 31, 2024
Disclosure of detailed information about business combination [abstract]
BUSINESS COMBINATIONS
29.	BUSINESS COMBINATIONS

Acquisition of the CGM assets of Waveform Technologies, Inc.

On January 30, 2024, the Company purchased the biosensor and continuous glucose monitoring (“CGM”)  assets of privately held Waveform Technologies, Inc. (“Waveform”) for the initial consideration of US$12.5 million in cash and 36 million ‘A’ Ordinary shares (represented by 1.8 million ADSs) of the Company, which had a fair value of US$3,960,000 on the date of acquisition. In addition contingent consideration of a maximum of US$20 million. We intend to update the Waveform CGM device, which is not being marketed, and optimize it for broad adoption and then evolve this platform technology to measure and analyze other valuable biomarkers and related datapoints. Our vision is to develop a portfolio of technologies that can offer users and clinicians valuable actionable health and wellness insights. Control was obtained through the acquisition of substantially all of Waveform’s operational assets and intellectual property, representing an integrated set of activities and assets capable of being conducted and managed to provide a return in the form of outputs. The integrated set of activities and assets purchased will significantly contribute to achieving our vision and its associated outputs.

This transaction has been accounted for as a business combination under IFRS 3. The determination was based on the acquisition of an integrated set of activities and assets, including intellectual property, technical processes, and a skilled workforce, that together constitute a business capable of being conducted and managed to provide returns

The fair value of non-cash consideration in the form of ADSs issued in connection with the acquisition was determined using the volume-weighted average price (VWAP) of the Company’s ADSs on the acquisition date.

Contingent consideration of up to US$20 million may be payable upon the occurrence of certain events, including;

•
US$5.0 million payment if, within the next 12 months after closing, (i) the closing price of the Company’s ADSs does not exceed US$7.50 per ADS for at a least 20 consecutive trading days and (ii) the average daily trading volume of the Company’s ADSs does not equal or exceed 20,000 ADSs for 20 consecutive trading days, and

•
50% of the proceeds received by the Company (up to a maximum payment of additional consideration of US$15.0 million) on our entering into certain commercial partnering agreements with certain glucose pump manufacturers in the 24 months from date of acquisition. The fair value assigned to this element of the contingent consideration was US$1.8 million at the acquisition date. This is disclosed as a contingent liability in Note 23.

The fair value of the contingent consideration at date of acquisition was US$6.8 million. Of this, US$5.0 million is classified as a current liability (Note 21), while the US$1.8 million is disclosed as a contingent liability (see Note 23). As of December 31, 2024, there have been no changes to the amount recognized or to the assumptions used in its initial measurement.

Acquisition-related costs amounting to US$1.5 million in respect of the Waveform transaction are not included as part of consideration transferred and have been recognised as an expense in the condensed consolidated statement of operations, within ‘Selling, general and administrative expenses’.

The initial assignment of fair values to identifiable net assets acquired has been performed on a provisional basis in respect of the above acquisitions. Any amendments to these acquisition fair values within the 12-month timeframe from the date of acquisition will be disclosed in the relevant Annual Report as stipulated by IFRS 3 Business Combinations.

	Provisional value US$‘000	Measurement period adjustment US$‘000	Adjusted values US$‘000
Property, plant and equipment	1,569	(206)	1,363
Intangible assets – arising on acquisition	9,360	-	9,360
Financial assets	9	-	9
Inventory	1,296	(1,296)	-
Trade and other receivables	135	-	135
Trade and other payables	(50)	-	(50)
Deferred tax liabilities	(1,170)	1,170	-
Net assets acquired	11,149	(332)	10,817
Goodwill	12,071	332	12,403
Consideration	23,220	-	23,220

Satisfied by:
Cash consideration	12,500	-	12,500
Non-cash consideration	3,960	-	3,960
Deferred contingent consideration	6,760	-	6,760
Total consideration	23,220	-	23,220

Net cash outflow – arising on acquisition
Cash consideration	12,500	-	12,500
Net cash outflow	12,500	-	12,500

In accordance with IFRS 3 Business Combinations, the Group finalised the fair value assessments relating to the acquisition of the Waveform CGM assets during the year. As part of this process, the Group reassessed the fair value of several acquired balances based on new information obtained during the measurement period.

The fair value of intellectual property related to the acquired technology at the Closing Date was derived using the multi-period excess earnings method. Significant assumptions used in the valuation including CGM cash flow projections which were based on estimates used to price the Waveform acquisition, and the discount rate applied was benchmarked with reference to the implied rate of return to the Company’s pricing model and the weighted-average cost of capital. The intangible asset for acquired technology will be amortized over the respective estimated periods for which the intangible assets will provide economic benefit to the Company, which is 15 years.

Following further evaluation, the deferred tax liability of US$1.2 million initially recognised on acquisition was reversed. This adjustment was based on a more detailed analysis of the tax base of the acquired intangible assets, which concluded that a deferred tax liability was not required.

In addition, the fair value of inventory was reduced by US$1.3 million. This reduction reflects a revised assessment of net realisable value. Although initial discussions with management and potential buyers such as Bayer India suggested a potential market in emerging economies, further exploration indicated that the additional expenditure required to bring the acquired raw materials, finished goods and work-in-progress to market would render the inventory commercially unviable. As a result, the inventory was deemed to have no recoverable value.

The value of property, plant and equipment was also reduced by US$0.2 million. These assets were found to be specific to the legacy CGM product and, following further technical review, were determined to have no future economic value. Accordingly, their fair value was adjusted to nil.

These adjustments have been accounted for retrospectively as measurement period adjustments in accordance with IFRS 3. These measurement period adjustments resulted in a corresponding increase in goodwill of US$0.3 million. Comparative figures have not been restated as the acquisition occurred during the current financial year.

The goodwill recognised from the acquisition of the Waveform CGM assets primarily reflects expected synergies from integrating Waveform’s European-approved CGM technology with Trinity Biotech’s global manufacturing and diabetes expertise. The platform is expected to accelerate the development of a next-generation, affordable, and user-friendly CGM device, and supports the Group’s strategy to expand into adjacent biosensor markets. None of the goodwill is expected to be deductible for tax purposes.

Waveform was acquired on January 30, 2024. As of December 31, 2024, the acquiree had not generated any revenue since the acquisition date, and therefore no revenue has been included in the Group’s consolidated statement of comprehensive income for the reporting period. In addition, the acquired business incurred a net loss of US$1.3 million, which has been included in the Group’s consolidated results. The reported loss excludes interest on intercompany funding arrangements in order to reflect the underlying performance of the acquired business. Waveform Technologies, Inc. was a privately held company in the late stages of product development and commercial readiness. Although the company was not generating revenue, it had developed a CE-marked CGM device. It did not maintain financial information in accordance with IFRS, and as such, the Group is unable to reliably reconstruct the required historical information for pro forma disclosure without incurring undue cost or effort.

Acquisition of Metabolomics Diagnostics Limited
In September 2024, the Company completed the acquisition of 100% of Metabolomics Diagnostics Ltd (“Metabolomics”), a privately-owned Irish deep-tech company, specializing in the development of novel biomarker-based diagnostic solutions for complex diseases, with the initial focus being screening for preeclampsia risk using the company’s PrePsia test. Control was obtained through the execution of a share purchase agreement, resulting in the acquisition of 100% of the voting interests. The primary reason for the acquisition was to enter a new area of medical diagnostics with significant long-term growth potential. The acquisition aligns with the Group’s strategy of combining its established capabilities with innovative technologies to unlock new revenue opportunities. The Group intends to leverage this platform to commercialise the PrePsia test in the U.S. through its Immco laboratory and to explore opportunities in international markets.

The Company acquired Metabolomics for consideration of approximately US$0.9 million paid through the issuance of approximately 0.27 million ADSs of the Company alongside the extinguishment of monies owed to the Company totalling US$0.4 million. The fair value of non-cash consideration in the form of ADSs issued in connection with the acquisition was determined using the volume-weighted average price (VWAP) of the Company’s ADSs on the acquisition date.

Metabolomics Provisional value US$‘000
Property, plant and equipment	10
Intangible assets – arising on acquisition	1,200
Inventory	144
Trade and other receivables	181
Trade and other payables	(494)
Deferred tax liabilities	(150)
Cash acquired	9
Net assets acquired	900
Goodwill	6
Consideration	906

Satisfied by:
Cash consideration	412
Non-cash consideration	494
Total consideration	906

Net cash outflow – arising on acquisition
Cash consideration	412
Less: Cash and cash equivalents	(8)
Net cash outflow	404

Transaction costs associated with the acquisition of Metabolomics amounted to US$0.3 million, relating to the disbursement of agreed fees and closing bonuses. These costs have been expensed as incurred in accordance with IFRS 3 and have been recognised in the condensed consolidated statement of operations, within ‘Selling, general and administrative expenses’

The goodwill recognised in respect of the Metabolomics acquisition is attributable to expected synergies arising from the combination of operations, as well as the assembled workforce of the acquired business. None of the goodwill recognised is expected to be deductible for tax purposes.

Metabolomics was acquired in September 2024. As of December 31, 2024, the acquiree had not generated any revenue since the acquisition date, and therefore no revenue has been included in the Group’s consolidated statement of comprehensive income for the reporting period. The acquired business incurred a net loss of US$0.3 million, primarily relating to ongoing development and administrative costs, which has been included in the Group’s consolidated results. Metabolomics was a privately held, early-stage Irish entity focused on biomarker-based diagnostics. The company did not prepare its financial information in accordance with IFRS, and the Group is therefore unable to reliably reconstruct the necessary historical financial information to provide pro forma consolidated revenue and profit or loss data without incurring undue cost or effort.

Acquisition of EpiCapture Limited

In October 2024, the Company completed the acquisition of 100% of EpiCapture Limited (“EpiCapture”), a company developing a non-invasive test for monitoring the risk of aggressive prostate cancer. Control was obtained through the execution of a share purchase agreement, resulting in the acquisition of 100% of the voting interests. The primary reason for the acquisition was to strengthen the Group’s oncology diagnostics pipeline by acquiring a novel, epigenetics-based prostate cancer test aligned with our strategy of combining Trinity’s established capabilities with cutting-edge technologies to address large-scale, urgent, and important clinical issues.

The Company acquired EpiCapture for an initial consideration of approximately US$3.0 million, with an additional consideration of US$0.5 million contingent (Note 21) on the achievement of future milestones. The initial consideration was paid through the issuance of approximately 1.7 million ADS in Trinity Biotech. The fair value of non-cash consideration in the form of Company ADSs issued in connection with the acquisition was determined using the volume-weighted average price (VWAP) of the Company’s ADSs on the acquisition date.

EpiCapture Provisional value US$‘000
Intangible assets – arising on acquisition	2,668
Trade and other payables	(406)
Deferred tax liabilities	(333)
Net assets acquired	1,929
Goodwill	1,420
Consideration	3,349

Satisfied by:
Non-cash consideration	2,965
Deferred contingent consideration	384
Total consideration	3,349

Net cash outflow – arising on acquisition
Net cash outflow	-

The contingent consideration related to the acquisition of EpiCapture Limited comprises deferred consideration with a fair value of US$0.4 million. An amount of US$0.5 million will become payable if cumulative revenues from EpiCapture’s operations reach US$1.0 million within a period of three years, commencing from the date on which the Company obtains validation of the EpiCapture prostate test under the New York State Department of Health’s Clinical Laboratory Evaluation Programme. As of December 31, 2024, there have been no changes to the amount recognized or to the assumptions used in its initial measurement.

Transaction costs associated with the acquisition of EpiCapture amounted to US$26,000, have been expensed as incurred in accordance with IFRS 3 and have been recognised in the condensed consolidated statement of profit or loss, within ‘Selling, general and administrative expenses’.

The goodwill recognised in respect of the EpiCapture acquisition is attributable to expected synergies arising from the combination of operations. None of the goodwill recognised is expected to be deductible for tax purposes.

EpiCapture was acquired in October 2024. As of December 31, 2024, the acquiree had not generated any revenue since the acquisition date, and therefore no revenue has been included in the Group’s consolidated statement of comprehensive income for the reporting period. The acquired business incurred a net loss of US$20,000, mainly comprising transaction-related expenses, which has been included in the Group’s consolidated results. EpiCapture Limited was a privately held, early-stage Irish company developing a novel epigenetics-based diagnostic test. As the entity did not prepare its financial information in accordance with IFRS, it is not practicable for the Group to reconstruct the required historical financial information to present pro forma consolidated results for the year ended December 31, 2024, without undue cost or effort

The initial assignment of fair values to the identifiable net assets acquired in respect of the Metabolomics and EpiCapture acquisitions has been performed on a provisional basis. Any amendments to these acquisition fair values within the 12-month timeframe from the respective dates of acquisition will be disclosed in future financial statements in accordance with IFRS 3 Business Combinations.

It is impracticable for the Group to disclose the pro forma consolidated revenue and profit or loss for the year ended December 31, 2024, as if the acquisitions of Waveform, Metabolomics, and EpiCapture had occurred on January 1, 2024. All three entities were privately held, early-stage businesses that did not maintain financial information in accordance with IFRS. As a result, the Group is unable to reliably reconstruct the required historical financial information without incurring undue cost or effort.

There were no individually immaterial business combinations that are collectively material during the year. All business combinations completed during the year have been assessed as individually material and have been disclosed separately in the notes to the consolidated financial statements.